SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2010
Date of Report (Date of earliest event reported)

Mogul Energy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

File No. 333-138806
(Commission File Number)

980461623
(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2210 Seattle, Washington 98101
(Address of principal executive offices)

(206) 357-4220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

As previously reported on March 26, 2010 the Company entered into an Amended Qualifying Transaction Agreement which was executed (the “Amended Qualifying Transaction Agreement”) pursuant to which we agreed to accept, in lieu of the Vesta Shares, an aggregate of $1,000,000 Canadian Dollars and the reimbursement of approximately, $425,000 of advances made by us to Excelaron, in exchange for the Excelaron Interest.  The Amended Qualifying Transaction Agreement is attached as Exhibit 10.1

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of director,

Effective April 14, 2010 the Board appointed Mr. Gary Countryman as a Director.  Prior to this appointment Mr. Countryman worked with Conoco where he supervised installation of one of Conoco’s largest water floods and supervised the drilling of 300+ infill wells and the infrastructure for a large flood.   Mr. Countryman oversaw existing production and all facilities which brought an additional 150 million cubic feet per day of gas production and 15,000 barrels per day of oil production on line.  While working in the Rocky Mountains Mr. Countryman reduced the division decline rate from approximately 5% per year to nearly zero through recompletions and infill drilling.  While working in Midland Mr. Countryman started a division wide search for infill drilling and re-completion potential, kept 5 to 10 rigs busy full time on those activities and a post audit revealed a 40% rate of return for the program.  As the VP of Dubai Petroleum Mr. Countryman established a program of reducing downtime, infill drilling and re-completions, he increased production from 300,000 barrels of oil per day to 400,000 barrels per day despite normal production decline.  While working with Geisum Oil Company Mr. Countryman managed the installation of the first Conoco offshore producing facility in Egypt for $60 million, he began production three months ahead of schedule and saved Conoco $840,000 per year.  Mr. Countryman has supervised due diligence on wells over $200 million worth of acquisitions and evaluated numerous properties for either sale or to purchase.

Mr. Gary Countryman earned his B.S and M.S. in Petroleum Engineering from the University of California and his S.M. Management from the Massachusetts Institute of Technology.  Mr. Countrymen has thirty years’ experience in the oil and gas industry as a consulting petroleum engineer.

Mr Countryman will receive a fee for his services as a director of $1,000 per month and associated expenses pursuant to his duties for the Company.

Appointment of executive officer

Effective April 14, 2010 the Board appointed Mr. Tim Turner to the position of Executive Vice President.  Prior, to his appointment Mr. Turner was a Principal Partner of Tim Turner & Associates, LLC, an oil and gas exploration and production business development and land services company.  Mr. Turner has twenty-nine years of varied experience in the oil and gas industry establishing and maintaining productive business relationships with partners; negotiating complex joint venture agreements; overseeing all business partner operations, negotiating legal agreements (involving acquisitions, title conflicts, eminent domain issues and the disposition of assets); and preparing long-range and short-term business plans, revenue forecasts, cost projections and presents these findings to partners for approval.  Mr. Turner began his career with Exxon Company U.S.A.  Mr. Turner supervised all land-related negotiations on dozens of Exxon operated fields comprising hundreds of wells and thousands of separate property files.   Subsequently, Mr. Turner went to work for Phillips Petroleum Company, in Houston, where his responsibilities included various Texas gulf coast exploration and production land activities resulting in several new field discoveries and substantial new reserves to the company.

Mr. Turner has been active on numerous national, state and local boards and committees since 1979.  In 2003, Texas Governor Rick Perry appointed Mr. Turner to serves as a Public Member on the Texas Medical Board in which he was elected and currently serves as Secretary/Treasurer.  Mr. Turner is a member of the Mediation Section of the State Bar of Texas and was a very active member of the American Association of Professional Landmen, having served on the board for several years and ultimately receiving one of the Associations highest public service awards.

Mr. Tim Turner earned his undergraduate degree in Petroleum Land Management from the University of Texas at Austin in 1980.

The compensation for Mr. Turner’s services has yet to be determined.

Appointment of director,

Effective February 22, 2010 the Board appointed Mr. Henry J. Kloepper as a director.  Mr. Kloepper has been involved in investment banking and structured finance over a thirty year career. He brings a well-rounded knowledge of the financial markets in strategic growth and investments. In the past Mr. Kloepper has worked in senior executive positions with J.P Morgan, Citibank Canada, North American Trust (now Laurentian Bank) and Security Pacific Bank (now Bank of America) in Canada, the US and in Europe.

The compensation for Mr. Kloepper’s services has yet to be determined.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated February 22, 2010
99.2 Press Release dated April 14, 2010
10.1 Amended and Restated Qualifying Transaction Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mogul Energy International, Inc.

By:	/s/ Naeem Tyab
Name:	Naeem Tyab
Title:	President

Date: April 19, 2010